Exhibit 99.1

PFF BANCORP, INC.

JUNE 30, 2005 INVESTOR UPDATE SLIDES AVAILABLE

POMONA, Calif., August 8, 2005 (PR Newswire-First Call) - PFF Bancorp, Inc. (NYSE:PFB), the holding company for PFF Bank & Trust, Diversified Builder Services, Inc. and Glencrest Investment Advisors, Inc., has posted its June 30, 2005 Investor Update Slides to the Investor Relations portion of the PFF Bank & Trust web site at www.pffbank.com.

SOURCE: PFF Bancorp, Inc.

CONTACT:

Larry M. Rinehart or Gregory C. Talbott

PFF Bancorp, Inc.

350 So. Garvey Avenue

Pomona, CA  91766

(909) 623-2323